UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/29/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

GLOBAL MULTI STRATEGIES FUND

SEMIANNUAL REPORT 11.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays Global Aggregate Bond Index
6-Month	0.23%	-5.53%	11.91%	1.74%

1-Year	2.37	-3.52	30.30	-2.34

5-Year	1.50	0.30	17.60	5.30

Since Inception (3/5/07)	1.12	0.24	6.42	4.91

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 29, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements. Index returns are calculated through November 30, 2013.

2        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Performance Discussion

Over the six-month reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 0.23%, while the S&P 500 Index returned 11.91% and the Barclays Global Aggregate Bond Index returned 1.74%.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with an improving economic outlook, resulted in a rally among risk equities and higher-yielding bonds over the first four months of 2013. At the same time, yields of U.S. government securities remained near historical lows due to the Federal Reserve’s (the “Fed’s”) massive bond buying program. These developments drove financial markets higher through the early spring of 2013. At that time, economic data appeared to confirm that the United States, Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging equity, fixed-income and currency markets. In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. However, market conditions generally stabilized over the summer of 2013. Despite a roughly two week

U.S. government shutdown in October, risk markets generally resumed their upward trend through November as the Fed refrained from cutting back its quantitative easing program. Meanwhile, most major currencies, including the yen, continued to lose value against the U.S. dollar.

FUND REVIEW

The Fund continued to receive its returns from four major alternative strategy categories: Global Macro, Equity Market Neutral, Fixed-Income Alternatives and Volatility. In the past six months, only Global Macro generated positive returns for the Fund. The other three categories detracted from performance.

Global Macro, which involves tactical positioning in broad asset and/or sector classes, drew a significant portion of its positive returns by being long in equities and short in interest rate exposure. Additionally, we maintained credit tilts by way of positions in high yield and bank loans. Although this strategy generated positive performance, there were currency-based strategies that underperformed this reporting period.

The Fund’s Equity Market Neutral strategy, which involves investments in equity

3         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

securities while seeking to minimize systematic equity risk, detracted from performance as stock selection among equities dragged down the overall performance of this category. We had done modestly well with strategies involving merger arbitrage and disciplined selection of stocks using momentum and value factors, but the category was brought down by our expansion of our risk-based security selection strategy, which was broadened mid-year into foreign markets including the U.K. and France.

The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe bonds. This strategy benefited from our security selection of catastrophe bonds but the category was hit by our tilts on government interest rate curves. Specifically, we had the view that certain government interest rate curve markets would earn sufficient income – between long and short rates – to offset the risk that the curve would further steepen. This view did not work out in the Fund’s favor.

In Volatility, which involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets, we benefited from our strategy of harvesting returns from currency volatility tilts. In this strategy, we are looking for currencies with option volatility levels that are sharply different than the actual volatility exhibited by the currency and we are deploying volatility swaps to monetize the differences. The category also benefited from our tactical positioning on equity volatility in that we had timely tilts towards the direction of volatility. But the strategy that dragged the category down was our use of volatility in the S&P 500 Index, and other currency-related strategies.

STRATEGY & OUTLOOK

As the U.S. fiscal issues get slowly addressed by a highly divided and partisan Washington, we find that markets will be increasingly focused on whether the Fed decides to taper come next year.

We continue to believe that the Fed will not aggressively pull back as the U.S. job market still needs additional time to lower the overall unemployment rate. In our opinion, labor formation should continue to rise but progress will remain slowed by the return of the long-term unemployed. On the other hand, we recognize that the U.S. economy is undergoing two structural shifts, which we believe will have an impact on how the U.S. central bank will unfold its policy in 2014 and beyond. First is the impact of rising domestic energy production, which we believe will give U.S. manufacturing a competitive edge globally. The second structural shift is the continued rise in domestic consumption, prompted by the aging U.S. population, which we believe will lead to greater domestic consumption through health care. While these structural shifts will evolve over time, in our opinion, they give the U.S. a

4         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

better current account picture while also providing the country a better footing to establish a growth trajectory that will become different than other regions.

Under such conditions, we believe that the equity market will continue to rise but that the upward path of prices will be volatile, especially if the labor rate were to surprise the markets and sharply improve. We expect interest rates to continue to rise but that the best opportunity in 2014 will lie in the yield curve. The U.S. yield curve has steepened dramatically this year as short rates remained pinned down by low Fed rates. That is likely to become unpinned at some point, especially when any shocks to labor or inflation expectations emerge.

Internationally, we continue to believe that emerging markets have the potential to perform positively, but that valuations on the equity side will keep upside potential limited in comparison to developed markets. We think that Europe will offer greater return potential as this large market is continuing its rebound from its crisis. If the U.S. continues to outpace the rest of the world, that should translate to a stronger dollar, which would allow the foreign markets such as the Eurozone to benefit. On the other hand, to extract returns overseas may require hedging out the impact of the dollar if it indeed strengthens.

Caleb Wong Portfolio Manager

5         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	31.9%
Money Market Fund	29.1
Event-Linked Bonds	19.0
U.S. Government Obligations	5.3
Domestic Fixed Income Fund	5.2
Investment Company	5.0
Common Stocks	3.4
Mortgage-Backed Obligations Government Agency	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on the total market value of investments.

*November 29, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

TOP TEN HOLDINGS
Oppenheimer Institutional Money Market Fund, Cl. E	27.3%
U.S. Treasury Bills, 0.092%, 3/6/14	4.9
Oppenheimer Master Loan Fund, LLC	4.9
PowerShares Senior Loan Portfolio Exchange Traded Fund	4.6
Banco BMG SA, 8.875% Sub. Nts., 8/5/20	0.8
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.50%, 5/9/19	0.8
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22	0.7
Vita Capital IV Ltd. Catastrophe Linked Nts., 3.784%, 1/15/15	0.7
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.50%, 5/3/16	0.7
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.676%, 1/17/19	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	0.23%	2.37%	1.50%	1.12%
Class C (OARCX)	1/27/12	-0.12%	1.58%	N/A	3.32%
Class I (OAIIX)	1/27/12	0.35%	2.61%	N/A	4.41%
Class Y (OARYX)	1/27/12	0.27%	2.19%	N/A	4.09%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-5.53%	-3.52%	0.30%	0.24%
Class C (OARCX)	1/27/12	-1.12%	0.59%	N/A	3.32%
Class I (OAIIX)	1/27/12	0.35%	2.61%	N/A	4.41%
Class Y (OARYX)	1/27/12	0.27%	2.19%	N/A	4.09%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Global Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays Global Aggregate Bond Index is a broad-based measure of the global investment-grade fixed-rate debt markets. The Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

7         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013

Class A	$1,000.00	$1,002.30	$6.51

Class C	1,000.00	998.80	11.07

Class I	1,000.00	1,003.50	5.41

Class Y	1,000.00	1,002.70	6.36

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.45	6.56

Class C	1,000.00	1,013.91	11.16

Class I	1,000.00	1,019.55	5.45

Class Y	1,000.00	1,018.60	6.41

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 29, 2013 are as follows:

Class	Expense Ratios

Class A	1.30%

Class C	2.21

Class I	1.08

Class Y	1.27

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS November 29, 2013* / Unaudited

	Shares	Value
Common Stocks—3.2%

Anaren, Inc.[1]	3,571	$99,595

Belo Corp., Cl. A	7,142	98,060

Britton & Koontz Capital Corp.[1]	6,250	99,250

Cooper Tire & Rubber Co.	2,857	70,282

Eastern Insurance Holdings, Inc.	4,000	97,960

Flow International Corp.[1]	25,000	100,500

Globecomm Systems, Inc.[1]	7,142	100,774

Goldman Sachs Group, Inc. (The)	418	70,617

Great Florida Bank, Cl. A1	33,333	104,332

Harris Interactive, Inc.[1]	2,265	4,553

Harris Teeter Supermarkets, Inc.	2,040	100,735

Hi-Tech Pharmacal Co., Inc.	2,325	100,975

Innotrac Corp.[1]	12,500	102,500

Mac-Gray Corp.	4,761	101,409

MAKO Surgical Corp.[1]	3,333	99,857

Mindspeed Technologies, Inc.[1]	20,000	100,600

Molex, Inc.	2,564	99,073

NTS, Inc.[1]	50,000	98,000

NV Energy, Inc.	4,166	98,526

Santarus, Inc.[1]	3,125	100,562

Stewart Enterprises, Inc., Cl. A	7,650	101,362

Tellabs, Inc.	2,725	6,676

ViroPharma, Inc.[1]	2,000	99,020

Zoltek Cos., Inc.[1]	5,882	98,406

Total Common Stocks (Cost $2,148,890)		2,153,624

	Principal Amount
Mortgage-Backed Obligations—1.1%

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 31.69%, 7/1/26[2]	$303,248	70,012
Series 2601, Cl. GS, 0.00, 11/15/17[2,3]	26,231	319
Series 2815, Cl. PT, 70.32%, 11/15/32[2]	220,736	23,098
Series 2922, Cl. SE, 30.40%, 2/15/35[2]	31,520	5,224
Series 3005, Cl. WI, 4.95%, 7/15/35[2]	39,283	1,228
Series 3031, Cl. BI, 29.28%, 8/15/35[2]	363,112	69,294
Series 3201, Cl. SG, 28.93%, 8/15/36[2]	167,744	29,926
Series 3606, Cl. SN, 29.22%, 12/15/39[2]	200,448	33,881

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 33.58%, 5/25/33[2]	78,945	18,271
Series 2003-52, Cl. NS, 28.66%, 6/25/23[2]	121,005	16,613
Series 2004-56, Cl. SE, 35.18%, 10/25/33[2]	152,053	26,323
Series 2005-12, Cl. SC, 34.94%, 3/25/35[2]	15,843	3,770
Series 2005-14, Cl. SE, 44.46%, 3/25/35[2]	264,623	47,365
Series 2005-6, Cl. SE, 39.40%, 2/25/35[2]	264,312	41,011
Series 2005-87, Cl. SE, 36.58%, 10/25/35[2]	204,217	28,950
Series 2006-53, Cl. US, 34.44%, 6/25/36[2]	160,285	25,137
Series 2007-88, Cl. XI, 43.70%, 6/25/37[2]	332,658	47,119

11         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2010-116, Cl. BI, 36.56%, 8/25/20[2]	$522,363	$49,735
Series 2011-96, Cl. SA, 31.04%, 10/25/41[2]	779,726	137,202
Series 2639, Cl. SA, 15.27%, 7/15/22[2]	37,399	1,070

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 28.64%, 10/16/29[2]	292,537	60,562

Total Mortgage-Backed Obligations (Cost $779,484)		736,110

U.S. Government Obligation—4.9%
U.S. Treasury Bills, 0.092%, 3/6/14[4,5] (Cost $3,351,195)	3,352,000	3,351,323

Non-Convertible Corporate Bonds and Notes—29.8%
Consumer Discretionary—3.1%

Auto Components—0.3%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8% Sr. Unsec. Nts., 1/15/18	200,000	209,250

Diversified Consumer Services—0.4%

Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[6]	250,000	275,000

Hotels, Restaurants & Leisure—0.5%

Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18	250,000	116,250

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	223,000

		339,250

Media—1.6%

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	250,000	262,187

Cengage Learning Acquisitions, Inc., 10.50% Sr. Unsec. Nts., 1/15/15[6,7]	250,000	50,000

Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21	250,000	253,750

Nara Cable Funding Ltd., 8.875% Sr. Sec. Nts., 12/1/18[6]	200,000	215,500

Univision Communications, Inc., 6.75% Sr. Sec. Nts., 9/15/22[6]	250,000	276,250

		1,057,687

Specialty Retail—0.3%

Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[6]	200,000	224,750

Consumer Staples—1.8%

Food & Staples Retailing—0.4%

US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19	250,000	268,125

Food Products—1.4%

Del Monte Corp., 7.625% Sr. Unsec. Nts., 2/15/19	250,000	261,250

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[6]	500,000	418,750

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	250,000	266,250

		946,250

Energy—4.9%

Energy Equipment & Services—0.4%

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	272,500

12        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels—4.5%

Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[6]	$450,000	$475,875

Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	190,625

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	200,000	181,500

EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	250,000	288,750

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	255,000

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	215,000

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[6]	200,000	185,000

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	450,000	402,750

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21[6]	250,000	248,125

Samson Investment Co., 10.50% Sr. Unsec. Nts., 2/15/20[6]	250,000	271,563

SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21	250,000	263,125

		2,977,313

Financials—5.7%

Capital Markets—0.7%

CommScope, Inc., 8.25% Sr. Unsec. Nts., 1/15/19[6]	183,000	202,215

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	250,000	271,250

		473,465

Commercial Banks—4.2%

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[6]	550,000	540,375

Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[6,8,9]	300,000	312,000

Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[6]	500,000	508,750

Banco Panamericano SA, 8.50% Sub. Nts., 4/23/20[6]	425,000	459,000

HBOS plc, 6.75% Sub. Nts., 5/21/18[6]	200,000	227,270

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[6,8]	450,000	429,750

Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	255,532

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000	213,500

		2,946,177

Consumer Finance—0.4%

SLM Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	292,188

Real Estate Management & Development—0.4%

Evergrande Real Estate Group Ltd., 13% Sr. Unsec. Nts., 1/27/15[6]	250,000	270,375

Health Care—1.5%

Health Care Equipment & Supplies—0.4%

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000	286,875

Health Care Providers & Services—1.1%

CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	273,125

DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	200,000	205,000

Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	250,000	271,875

		750,000

Industrials—3.1%

Aerospace & Defense—0.8%

Bombardier, Inc., 6.125% Sr. Nts., 1/15/23[6]	250,000	250,000

TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18	250,000	270,000

		520,000

13        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Air Freight & Couriers—0.4%

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	$250,000	$270,000

Machinery—0.8%

Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[6]	250,000	271,250

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	258,125

		529,375

Trading Companies & Distributors—1.1%

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	266,250

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	236,250

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	250,000	281,250

		783,750

Information Technology—2.1%

Communications Equipment—0.6%

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	217,500

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[6]	250,000	244,375

		461,875

Computers & Peripherals—0.3%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[6]	250,000	246,875

IT Services—0.3%

First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	200,000	235,500

Software—0.9%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[6]	200,000	208,250

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[6]	200,000	213,000

Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	200,000	226,500

		647,750

Materials—4.3%

Chemicals—1.2%

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	250,000	260,937

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	250,000	264,375

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[6]	250,000	256,250

		781,562

Metals & Mining—3.1%

ArcelorMittal, 6% Sr. Unsec. Nts., 3/1/21	250,000	263,438

Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[6]	300,000	310,500

CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[6]	450,000	453,600

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[6]	200,000	188,926

FQM Akubra, Inc., 8.75% Sr. Unsec. Nts., 6/1/20[6]	250,000	273,125

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	281,250

Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[6]	250,000	241,250

		2,012,089

Telecommunication Services—2.6%

Diversified Telecommunication Services—1.2%

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	250,000	248,125

14        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	$250,000	$287,500

Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	250,000	275,625

		811,250

Wireless Telecommunication Services—1.4%

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	250,000	101,250

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23[6]	250,000	274,375

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[6]	300,000	324,000

VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[6]	250,000	261,725

		961,350

Utilities—0.7%

Electric Utilities—0.7%

Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17[7]	250,000	188,750

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10% Sr. Sec. Nts., 12/1/20	250,000	266,875

		455,625

Total Non-Convertible Corporate Bonds and Notes (Cost $20,339,219)		20,306,206

Event-Linked Bonds—17.8%

Earthquake—3.0%

Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.50%, 5/3/16[6,8]	506,000	505,544

Embarcadero Reinsurance Ltd. Catastrophe Linked Nts.: 6.634%, 2/4/16[6,8]	250,000	254,421
7.348%, 8/13/16[6,8]	250,000	258,850

Golden State Re Ltd. Catastrophe Linked Nts., 3.75%, 1/8/15[6,8]	250,000	253,775

Kibou Ltd. Catastrophe Linked Nts., 5.25%, 2/16/15[6,8]	250,000	257,025

Lakeside Re III Ltd. Catastrophe Linked Nts., 8%, 1/8/16[6,8]	250,000	265,200

MultiCat Mexico Ltd. 2012-I, Cl. A Catastrophe Linked Nts., 8.066%, 12/4/15[6,8]	250,000	259,400

		2,054,215

Longevity—0.7%

Vita Capital IV Ltd. Catastrophe Linked Nts., 3.784%, 1/15/15[6,8]	500,000	507,550

Multiple Event—6.9%

Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.676%, 1/17/19[6,8]	500,000	502,950

Blue Danube II Ltd. Catastrophe Linked Nts., 4.297%, 5/23/16[6,8]	297,000	300,653

Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.85%, 4/7/20[6,8]	410,000	422,792

Combine Re Ltd. Catastrophe Linked Nts.: 4.536%, 1/7/15[6,8]	250,000	256,175
10%, 1/7/15[6,8]	275,000	296,120
17.816%, 1/7/15[6,8]	250,000	277,250

East Lane Re Ltd. Catastrophe Linked Nts., 6.65%, 3/13/17[6,8]	250,000	260,900

Galileo Re Ltd. Catastrophe Linked Nts., 7.40%, 1/9/19[6,8]	250,000	257,079

Lodestone Re Ltd. Catastrophe Linked Nts.: 6%, 1/8/14[6,8]	250,000	250,950
7.316%, 1/8/14[6,8]	250,000	251,150

Mona Lisa Re Ltd. Catastrophe Linked Nts., 7.30%, 7/7/17[6,8]	250,000	261,175

Mystic Re Ltd. Catastrophe Linked Nts., 12%, 3/12/15[6,8]	250,000	267,575

15        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Multiple Event (Continued)

Mythen Re Ltd. Catastrophe Linked Nts., 11.032%, 5/7/15[6,8]		$250,000	$271,075

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.: 4.50%, 12/6/18[6,8]		250,000	258,126
8%, 6/6/18[6,8]		250,000	277,200
8.90%, 6/6/17[6,8]		250,000	264,400

			4,675,570

Other—0.8%

Kortis Capital Ltd. Catastrophe Linked Nts., 5.124%, 1/15/17[6,8]		250,000	261,025

Vitality Re IV Ltd. Catastrophe Linked Nts., 3.816%, 1/9/17[6,8]		250,000	257,475

			518,500

Windstorm—6.4%

Armor Re Ltd. Catastrophe Linked Nts., 4.25%, 5/14/14[6,8]		279,000	281,651

Atlas VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[6,8]	EUR	250,000	346,178

East Lane Re V Ltd. Catastrophe Linked Nts., 10.75%, 3/16/16[6,8]		250,000	277,050

Everglades Re Ltd. Catastrophe Linked Nts., 17.826%, 10/31/15[6,8]		250,000	266,075

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[6,8]	EUR	319,000	436,525

Ibis Re II Ltd. Catastrophe Linked Nts., 4%, 6/28/16[6,8]		255,000	259,361

Johnston Re Ltd. Catastrophe Linked Nts., 7.60%, 5/8/14[6,8]		250,000	256,375

Longpoint Re Ltd. Catastrophe Linked Nts.: 5.436%, 12/24/13[6,8]		350,000	351,680
6%, 6/12/15[6,8]		250,000	263,325

MultiCat Mexico Ltd. 2012-I, Cl. A Catastrophe Linked Nts.: 7.536%, 12/4/15[6,8]		250,000	260,750
7.816%, 12/4/15[6,8]		250,000	262,500

Pelican Re Ltd. Catastrophe Linked Nts., 13.75%, 4/13/15[6,8]		250,000	271,000

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.50%, 6/8/16[6,8]		262,000	264,324

Tar Heel Re Ltd. Catastrophe Linked Nts., 8.50%, 5/9/19[6,8]		500,000	531,300

			4,328,094

Total Event-Linked Bonds (Cost $11,795,728)			12,083,929

		Shares
Investment Companies—36.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[10,11]		18,523,459	18,523,459

Oppenheimer Master Loan Fund, LLC[10]		235,521	3,312,366

PowerShares Senior Loan Portfolio Exchange Traded Fund		127,060	3,153,629

Total Investment Companies (Cost $24,995,164)			24,989,454

Total Investments, at Value (Cost $63,409,680)		93.6%	63,620,646

Assets in Excess of Other Liabilities		6.4%	4,339,598

Net Assets		100.0%	$67,960,244

Footnotes to Consolidated Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR                          Euro

* November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

1. Non-income producing security.

16        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments Continued

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $736,110 or 1.08% of the Fund’s net assets as of November 29, 2013.

3. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,355,726. See Note 6 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,926,000. See Note 6 of the accompanying Consolidated Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,308,228 or 32.83% of the Fund’s net assets as of November 29, 2013.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Consolidated Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions		Shares November 29, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	15,430,912	24,626,476	21,533,929		18,523,459
Oppenheimer Master Loan Fund, LLC	235,521	—	—		235,521

		Value	Income		Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E		$ 18,523,459	$ 8,934		$ —
Oppenheimer Master Loan Fund, LLC		3,312,366	104,466	[a]	11,539[a]

Total		$ 21,835,825	$ 113,400		$ 11,539

        a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield as of November 29, 2013.

17        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$50,412,019	79.2%
Brazil	2,273,725	3.6
Supranational	1,097,085	1.7
Russia	1,061,600	1.7
Bermuda	1,023,798	1.6
India	952,250	1.5
Mexico	883,900	1.4
Luxembourg	789,688	1.3
Cayman Islands	789,375	1.2
United Kingdom	754,052	1.2
Ukraine	607,676	1.0
Canada	523,125	0.8
France	436,525	0.7
Venezuela	402,750	0.6
Eurozone	346,178	0.6
Australia	310,500	0.5
China	270,375	0.4
Japan	257,025	0.4
Ireland	215,500	0.3
Turkey	213,500	0.3

Total	$63,620,646	100.0%

Forward Currency Exchange Contracts as of November 29, 2013

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BNP	12/2013	CHF	75	USD	82	$350	$–
BNP	12/2013	EUR	1,000	USD	1,352	6,495	–
BNP	12/2013	GBP	140	USD	224	5,563	–
BNP	12/2013	USD	169	AUD	180	5,099	–
BNP	12/2013	USD	676	CAD	705	12,536	–
BNP	12/2013	USD	4,055	EUR	3,000	–	20,848
BNP	12/2013	USD	677	GBP	420	–	10,912
BNP	12/2013	USD	1,009	JPY	101,000	23,370	–
CITNA-B	12/2013	CAD	235	USD	225	–	4,130
CITNA-B	12/2013	GBP	70	USD	112	2,919	–
CITNA-B	12/2013	JPY	17,000	USD	172	–	6,367
GSCO-OT	02/2014	USD	775	EUR	576	–	7,207
JPM	12/2013 - 01/2014	BRL	3,340	USD	1,455	–	26,748
JPM	01/2014	CNH	2,260	USD	372	–	1,192
JPM	01/2014	INR	18,000	USD	284	1,023	–
JPM	01/2014	MXN	3,700	USD	285	–	3,827
JPM	01/2014	RUB	10,800	USD	325	–	3,236
JPM	01/2014	TWD	6,000	USD	204	–	1,109
JPM	12/2013 - 01/2014	USD	2,402	BRL	5,450	77,292	–
JPM	01/2014	USD	1,103	INR	70,000	–	3,979
JPM	01/2014	USD	1,132	MXN	14,700	15,205	–
RBSC	12/2013	AUD	90	USD	85	–	3,417
RBSC	12/2013	CAD	115	USD	110	–	2,177
RBSC	12/2013	EUR	500	USD	675	4,229	–

18        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
RBSC	12/2013	JPY	33,000	USD	335	$–	$12,631
RBSC	12/2013	USD	165	CHF	150	–	966

Total Unrealized Appreciation and Depreciation						$154,081	$108,746

Futures Contracts as of November 29, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
Brent Crude Oil	ICE	Buy	12/16/13	3	$8,936
CAC40 10 EURO Index	MNP	Sell	12/20/13	117	(25,860)
CBOE Volatility Index	CBOE	Sell	2/18/14	52	8,369
Coffee “C”	NYB	Buy	3/19/14	7	6,678
Cotton No. 2	NYB	Buy	3/07/14	8	782
FTSE 100 Index	LIF	Sell	12/20/13	63	57,941
Lean Hogs	CME	Buy	12/13/13	10	(3,725)
Live Cattle	CME	Sell	12/31/13	6	(4,875)
London Metal Exchange Nickel	LME	Buy	12/16/13	4	(24,438)
London Metal Exchange Zinc	LME	Sell	12/16/13	7	10,849
Natural Gas	NYM	Sell	12/27/13	9	(30,798)
New York Harbor ULSD	NYM	Sell	12/31/13	3	(16,336)
S&P 500 E-Mini Index	CME	Buy	12/20/13	315	1,663,020
S&P/TSX 60 Index	MON	Sell	12/19/13	10	(67,781)
SPI 200 Index	SFE	Sell	12/19/13	14	(28,413)
U.S. Treasury Long Bonds	CBT	Buy	3/20/14	1	(355)
U.S. Treasury Long Bonds	CBT	Sell	3/20/14	25	(5,888)
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	13	(700)
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	2	363
Wheat	CBT	Sell	3/31/14	9	4,816

					$1,552,585

Over-the-Counter Options Written at November 29, 2013
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
S&P 500 Index Call	GSCO	USD	1580.000	12/3/13	USD	(77)	$1,340,185	$(1,738,737)
S&P 500 Index Call	GSCO	USD	1895.000	12/31/13	USD	(75)	5,175	(5,175)
S&P 500 Index Call	GSCO	USD	1625.000	12/31/13	USD	(75)	1,352,250	(1,352,250)
S&P 500 Index Put	GSCO	USD	1625.000	12/31/13	USD	(75)	10,275	(10,275)

Total of Over-the-Counter Options Written							$2,707,885	$(3,106,437)

Over-the-Counter Credit Default Swaps at November 29, 2013
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Boeing Capital Corp.	GSCO	Sell	1.000%	12/20/18	USD	1,320	$(57,977)	$61,573
Boston Scientific Corp.	BNP	Sell	1.000	12/20/18	USD	1,320	(15,834)	18,574
Carnival Corp.	BNP	Buy	1.000	12/20/18	USD	1,350	14,356	(20,326)
CDX.NA.HY.21	JPM	Buy	5.000	12/20/18	USD	1,510	71,778	(120,082)

19        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Genworth Holdings, Inc.	JPM	Sell	5.000%	12/20/18	USD	1,320	$(209,224)	$227,863

International Business Machines Corp.	GSCO	Buy	1.000	12/20/18	USD	1,320	34,404	(45,287)

Pitney Bowes, Inc.	CSI	Sell	1.000	12/20/18	USD	1,350	37,267	(25,216)

Safeway, Inc.	CSI	Sell	1.000	12/20/18	USD	1,320	83,012	(63,311)

Simon Property Group LP	BOAML	Buy	1.000	12/20/18	USD	1,280	13,627	(26,018)

Target Corp.	BNP	Buy	1.000	12/20/18	USD	1,350	44,956	(46,963)

Yum! Brands, Inc.	CSI	Buy	1.000	12/20/18	USD	1,350	26,457	(31,590)

Total of Over-the-Counter Credit Default Swaps							$42,822	$(70,783)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$6,630,000	$—	A to BBB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Cleared Interest Rate Swaps at November 29, 2013

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Six-Month JPY BBA LIBOR	0.771%	10/22/23	JPY	326,000	$(3,657)

BAC	Pay	Three-Month USD BBA LIBOR	2.705	10/22/23	USD	3,335	(23,952)

BOFA	Pay	Three-Month NZD BBR FRA	4.868	11/5/23	NZD	4,070	(56,355)

GSCO	Receive	Six-Month CHF BBA LIBOR	1.520	10/22/23	CHF	3,010	(37,780)

Total of Cleared Interest Rate Swaps							$(121,744)

Over-the-Counter Total Return Swaps at November 29, 2013

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount		Value

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW	3/11/14	AUD	2,796	$ (14,615)

20        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Total Return Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount		Value

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR	3/11/14	CAD	2,771	$39,709

DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR	2/7/14	USD	3,397	103,238

DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR	2/7/14	USD	3,401	(52,384)

GSEHOPHK Custom Basket	GSCO	Receive	One-Month HKD HIBOR HKAB	11/12/14	HKD	28,893	90,831

GSOPRUTL Custom Basket	GSCO	Receive	One-Month USD BBA LIBOR	11/7/14	USD	3,355	191,069

GSOPRUTS Custom Basket	GSCO	Pay	One-Month USD BBA LIBOR	11/7/14	USD	3,339	(208,988)

GSOPSPS3 Custom Basket	GSCO	Receive	One-Month USD BBA LIBOR	10/7/14	USD	10,285	185,908

HIZ3 Index	GSCO	Pay	No Floating Rate	1/8/14	HKD	13,058	(12,699)

HIZ3 Index	GSCO	Pay	No Floating Rate	1/8/14	HKD	8,387	1,942

MLTROPFR Custom Basket	BOAML	Receive	One-Month EUR BBA LIBOR	11/10/14	EUR	5,009	(43,547)

MLTROPUK Custom Basket	BOAML	Receive	One-Month GBP BBA LIBOR	11/10/14	GBP	4,260	(160,125)

OEX Index	GSCO	Pay	One-Month USD BBA LIBOR	1/8/14	USD	840	(19,873)

OEX Index	GSCO	Pay	One-Month USD BBA LIBOR	1/17/14	USD	9,219	(217,953)

OEX Index	GSCO	Pay	One-Month USD BBA LIBOR	4/7/14	USD	319	(7,541)

Total of Over-the-Counter Total Return Swaps							$(125,028)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at November 29, 2013

Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

AUD/EUR spot exchange rate	GSCO	Receive	8.700	12/27/13	EUR	3,900	$15,259

21        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Volatility Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

AUD/GBP spot exchange rate	JPM	Pay	8.200	12/9/13	GBP	3,300	$(12,315)

CAD/EUR spot exchange rate	DEU	Receive	7.000	12/5/13	EUR	3,900	(1,431)

CAD/EUR spot exchange rate	GSCO	Receive	7.400	12/4/13	EUR	3,900	(2,013)

GBP/JPY spot exchange rate	MSCO	Pay	8.050	12/16/13	GBP	3,300	(13,288)

GBP/NZD spot exchange rate	MSCO	Pay	10.000	12/9/13	GBP	3,300	270

iShares MSCI Emerging Markets	GSCO	Receive	$653.825	1/6/14	USD	235	(73,050)

iShares MSCI Emerging Markets	GSCO	Pay	630.512	1/6/14	USD	239	57,659

iShares MSCI Emerging Markets	GSCO	Receive	669.257	1/7/14	USD	232	(73,147)

iShares MSCI Emerging Markets	GSCO	Pay	645.669	1/7/14	USD	236	79,841

iShares MSCI Emerging Markets	GSCO	Pay	661.518	1/7/14	USD	233	89,826

iShares MSCI Emerging Markets	GSCO	Receive	696.432	1/7/14	USD	227	(76,578)

iShares MSCI Emerging Markets	GSCO	Pay	655.360	1/8/14	USD	234	84,586

iShares MSCI Emerging Markets	GSCO	Receive	690.638	1/8/14	USD	228	(75,375)

iShares MSCI Emerging Markets	GSCO	Receive	714.492	1/9/14	USD	224	(77,190)

iShares MSCI Emerging Markets	GSCO	Pay	679.124	1/9/14	USD	230	58,132

JPY/CAD spot exchange rate	BOAML	Pay	8.800	12/27/13	CAD	5,500	725

JPY/CAD spot exchange rate	GSCO	Pay	8.600	12/30/13	CAD	5,500	(984)

JPY/CAD spot exchange rate	GSCO	Pay	8.650	1/6/14	CAD	5,600	0

JPY/CAD spot exchange rate	GSCO	Pay	9.300	12/27/13	CAD	5,500	4,143

JPY/CAD spot exchange rate	RBSC	Pay	9.100	12/30/13	CAD	5,600	1,002

JPY/USD spot exchange rate	BOAML	Pay	9.150	12/24/13	USD	5,300	1,113

JPY/USD spot exchange rate	DEU	Pay	8.200	12/20/13	USD	5,300	(2,809)

JPY/GBP spot exchange rate	DEU	Pay	8.750	12/6/13	GBP	3,300	(5,401)

JPY/GBP spot exchange rate	GSCO	Pay	9.150	12/18/13	GBP	3,300	(5,996)

JPY/USD spot exchange rate	JPM	Pay	8.550	12/24/13	USD	5,300	(3,127)

JPY/USD spot exchange rate	JPM	Pay	8.650	12/19/13	USD	5,300	583

NOK/USD spot exchange rate	GOL	Receive	9.950	12/13/13	USD	5,300	(2,809)

NOK/USD spot exchange rate	JPM	Receive	10.150	12/12/13	USD	5,300	(4,982)

NOK/USD spot exchange rate	RBSC	Receive	10.500	12/16/13	USD	5,300	(6,890)

USD/JPY spot exchange rate	BOAML	Pay	8.950	12/12/13	USD	5,300	1,431

Total of Over-the-Counter Volatility Swaps							$(42,815)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the

22        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Volatility Swaps (Continued)
notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOAML	Bank of America Merrill Lynch
CITNA-B	Citibank NA
CSI	Credit Suisse International
DEU	Deutsche Bank Securities, Inc.
GOL	Goldman Sachs and Co.
GSCO	Goldman Sachs Group, Inc. (The)
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	RBS Greenwich Capital
RBSC	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
RUB	Russian Ruble
TWD	New Taiwan Dollar

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London –Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Rate / Forward Rate Agreement
CDX.NA.HY.21	Markit CDX North American High Yield
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities

23        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
GSOPRUTL	Custom Basket of Securities
GSOPRUTS	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities

Exchange Abbreviations
CBOE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MNP	NYSE Euronext Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

24        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES November 29, 2013[1] Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $41,603,373)	$41,784,821
Affiliated companies (cost $21,806,307)	21,835,825

63,620,646

Cash	3,187,242

Cash—foreign currencies (cost $64,991)	66,099

Cash used for collateral on futures	1,189,550

Cash used for collateral on OTC derivatives	1,355,716

Unrealized appreciation on foreign currency exchange contracts	154,081

Swaps, at value (premiums paid $283,035)	1,315,277

Receivables and other assets:
Investments sold	5,432,391
Interest and dividends	698,884
Variation margin receivable	59,275
Shares of beneficial interest sold	21,194
Other	33,925

Total assets	77,134,280

Liabilities
Unrealized depreciation on foreign currency exchange contracts	108,746

Options written, at value (premiums received $2,707,885)	3,106,437

Swaps, at value (premiums received $325,857)	1,553,903

Payables and other liabilities:
Investments purchased	4,136,845
Variation margin payable	147,012
Shares of beneficial interest redeemed	28,231
Transfer and shareholder servicing agent fees	5,179
Shareholder communications	5,084
Distribution and service plan fees	4,331
Trustees’ compensation	1,463
Other	76,805

Total liabilities	9,174,036

Net Assets	$67,960,244

Composition of Net Assets
Par value of shares of beneficial interest	$2,625

Additional paid-in capital	70,119,090

Accumulated net investment income	697,085

Accumulated net realized loss on investments and foreign currency transactions	(3,888,220)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,029,664

Net Assets	$67,960,244

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

25        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $19,737,733 and 765,023 shares of beneficial interest outstanding)	$25.80
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,494,848 and 58,552 shares of beneficial interest outstanding)	$25.53

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $46,290,535 and 1,784,126 shares of beneficial interest outstanding)	$25.95

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $437,128 and 17,025 shares of beneficial interest outstanding)	$25.68

See accompanying Notes to Consolidated Financial Statements.

26        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended November 29, 2013[1] Unaudited

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$104,411
Dividends	55
Expenses	(6,181)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	98,285

Investment Income
Interest	771,286

Dividends:
Unaffiliated companies	50,324
Affiliated companies	8,934

Other income	96

Total investment income	830,640

Expenses
Management fees	295,123

Distribution and service plan fees:
Class A	2,309
Class C	6,125

Transfer and shareholder servicing agent fees:
Class A	9,770
Class C	1,829
Class I	6,787
Class Y	294

Shareholder communications:
Class A	11,109
Class C	3,420
Class I	159
Class Y	1,242

Legal, auditing and other professional fees	28,930

Custodian fees and expenses	25,158

Trustees’ compensation	6,793

Other	12,305

Total expenses	411,353
Less waivers and reimbursements of expenses	(33,853)

Net expenses	377,500

Net Investment Income	551,425

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

27         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$(94,930)
Closing and expiration of option contracts written	323,501
Closing and expiration of futures contracts	718,035
Foreign currency transactions	(3,367,166)
Short positions	17,985
Swap contracts	831,918

Net realized gain allocated from:
Oppenheimer Master Loan Fund, LLC	11,539

Net realized loss	(1,559,118)

Net change in unrealized appreciation/depreciation on:
Investments	190,487
Translation of assets and liabilities denominated in foreign currencies	312,891
Futures contracts	1,099,780
Option contracts written	(319,383)
Short positions	(20,147)
Swap contracts	(56,245)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	43,870

Net change in unrealized appreciation/depreciation	1,251,253

Net Increase in Net Assets Resulting from Operations	$243,560

See accompanying Notes to Consolidated Financial Statements.

28        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013

Operations
Net investment income	$551,425	$1,425,103

Net realized gain (loss)	(1,559,118)	51,723

Net change in unrealized appreciation/depreciation	1,251,253	210,789

Net increase in net assets resulting from operations	243,560	1,687,615

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(656,398)
Class C	—	(7,946)
Class I	—	(363)
Class Y	—	(615)

	—	(665,322)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	651,910	1,664,130
Class C	844,330	603,221
Class I	931,302	45,794,846
Class Y	97,929	(728,331)

	2,525,471	47,333,866

Net Assets
Total increase	2,769,031	48,356,159

Beginning of period	65,191,213	16,835,054

End of period (including accumulated net investment income of $697,085 and $145,660, respectively)	$67,960,244	$65,191,213

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

29         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012[2]	Year Ended May 31, 2011	Year Ended May 28, 2010[3]	Year Ended May 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$25.74	$24.84	$28.68	$26.04	$26.75	$31.03

Income (loss) from investment operations:
Net investment income[4]	0.20	1.12	1.28	1.93	0.30	0.64
Net realized and unrealized gain (loss)	(0.14)	0.72	(4.04)	0.71	(0.63)	(1.46)

Total from investment operations	0.06	1.84	(2.76)	2.64	(0.33)	(0.82)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.94)	(1.08)	0.00	(0.36)	(1.41)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.02)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(2.05)

Total dividends and/or distributions to shareholders	0.00	(0.94)	(1.08)	0.00	(0.38)	(3.46)

Net asset value, end of period	$25.80	$25.74	$24.84	$28.68	$26.04	$26.75

Total Return, at Net Asset Value[5]	0.23%	7.52%	(9.66)%	10.14%	(1.25)%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,738	$19,034	$16,777	$19,212	$17,446	$17,920

Average net assets (in thousands)	$18,982	$17,966	$17,468	$18,525	$17,695	$19,141

Ratios to average net assets:[6]
Net investment income	1.56%[7]	4.34%[7]	4.89%[7]	6.96%[7]	1.15%	2.22%
Total expenses[8]	1.39%[7]	1.68%[7]	1.96%[7]	1.72%[7]	1.45%	1.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%[7]	1.32%[7]	1.47%[7]	1.68%[7]	1.40%	1.46%

Portfolio turnover rate	37%[9]	58%[9]	253%[9]	243%	409%	409%

30         OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. May 28, 2010 represents the last business day of the Fund’s reporting period.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1 .42%
Year Ended May 31, 2013	1 .71%
Year Ended May 31, 2012	1 .97%
Year Ended May 31, 2011	1 .76%
Year Ended May 28, 2010	1 .50%
Year Ended May 31, 2019	1 .55%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended November 29, 2013	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

31        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Period Ended May 31, 2012[2,3]

Per Share Operating Data
Net asset value, beginning of period	$25.56	$24.77	$24.82

Income (loss) from investment operations:
Net investment income[4]	0.07	0.75	0.35
Net realized and unrealized gain (loss)	(0.10)	0.86	(0.40)

Total from investment operations	(0.03)	1.61	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.82)	0.00
Tax return of capital distribution	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.82)	0.00

Net asset value, end of period	$25.53	$25.56	$24.77

Total Return, at Net Asset Value[5]	(0.12)%	6.59%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,495	$637	$38

Average net assets (in thousands)	$1,220	$252	$25

Ratios to average net assets:[6,7]
Net investment income	0.53%	2.95%	4.20%
Total expenses[8]	3.00%	6.58%	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.21%	2.22%	2.23%

Portfolio turnover rate[9]	37%	58%	253%

32        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	3 .03%
Year Ended May 31, 2013	6 .61%
Period Ended May 31, 2012	10 .45%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended November 29, 2013	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

33        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Period Ended May 31, 2012[2,3]

Per Share Operating Data
Net asset value, beginning of period	$25.86	$24.86	$24.82

Income (loss) from investment operations:
Net investment income[4]	0.23	0.71	0.43
Net realized and unrealized gain (loss)	(0.14)	1.19	(0.39)

Total from investment operations	0.09	1.90	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.90)	0.00
Tax return of capital distribution	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(0.90)	0.00

Net asset value, end of period	$25.95	$25.86	$24.86

Total Return, at Net Asset Value[5]	0.35%	7.81%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,290	$45,183	$10

Average net assets (in thousands)	$44,883	$1,638	$10

Ratios to average net assets:[6,7]
Net investment income	1.77%	3.34%	5.15%
Total expenses[8]	1.17%	1.18%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.13%	1.16%

Portfolio turnover rate[9]	37%	58%	253%

34        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.20%
Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended November 29, 2013	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

35        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Period Ended May 31, 2012[2,3]

Per Share Operating Data
Net asset value, beginning of period	$25.61	$24.85	$24.82

Income (loss) from investment operations:
Net investment income[4]	0.19	0.93	0.42
Net realized and unrealized gain (loss)	(0.12)	0.85	(0.39)

Total from investment operations	0 .07	1.78	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(1.02)	0.00
Tax return of capital distribution	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	(1.02)	0.00

Net asset value, end of period	$25.68	$25.61	$24.85

Total Return, at Net Asset Value[5]	0.27%	7.33%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$437	$337	$10

Average net assets (in thousands)	$374	$16,385	$10

Ratios to average net assets:[6,7]
Net investment income	1.47%	3.56%	4.99%
Total expenses[8]	1.96%	1.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.21%	1.31%

Portfolio turnover rate[9]	37%	58%	253%

36        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.99%
Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended November 29, 2013	$ —	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

37        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS November 29, 2013 Unaudited

1. Significant Accounting Policies

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). As of November 29, 2013, approximately 94% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual Period. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

38        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Significant Accounting Policies (Continued)

Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

As of November 29, 2013, the Fund had no outstanding securities sold short.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of November 29, 2013 is as follows:

Cost	$274,460
Market Value	$238,750
Market Value as a % of Net Assets	0.35%

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At November 29, 2013, the Fund owned 10,000 shares with a market value of $3,355,365.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The

39        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

40        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 31, 2013, the Fund utilized $1,374,072 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $807, which were deferred. Details of the fiscal year ended May 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$978,916
No expiration	1,377,089

Total	$2,356,005

As of November 29, 2013, it is estimated that the capital loss carryforwards would be $978,916 expiring by 2018 and $2,936,207 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 29, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

41        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$63,518,541
Federal tax cost of other investments	262,710

Total federal tax cost	$63,781,251

Gross unrealized appreciation	$3,743,442
Gross unrealized depreciation	(2,817,371)

Net unrealized appreciation	$926,071

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to

42        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

1. Significant Accounting Policies (Continued)

the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

43        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

44        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

45        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks	$5,307,253	$—	$—	$5,307,253
Mortgage-Backed Obligations	—	736,110	—	736,110
U.S. Government Obligations	—	3,351,323	—	3,351,323
Non-Convertible Corporate Bonds and Notes	—	20,306,206	—	20,306,206
Event-Linked Bonds	—	12,083,929	—	12,083,929
Investment Company	18,523,459	3,312,366	—	21,835,825

Total Investments, at Value	23,830,712	39,789,934	—	63,620,646
Other Financial Instruments:
Foreign currency exchange contracts	—	154,081	—	154,081
Variation margin receivable	59,275	—	—	59,275
Swaps, at value	—	1,315,277	—	1,315,277

Total Assets	$23,889,987	$41,259,292	$—	$65,149,279

46        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(108,746)	$—	$(108,746)
Variation margin payable	(25,268)	(121,744)	—	(147,012)
Swaps, at value	—	(1,553,903)	—	(1,553,903)
Options written, at value	—	(3,106,437)	—	(3,106,437)

Total Liabilities	$(25,268)	$(4,890,830)	$—	$(4,916,098)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 29, 2013		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	52,404	$1,331,284	73,156	$1,897,202
Dividends and/or distributions reinvested	—	—	1,113	28,060
Redeemed	(26,876)	(679,374)	(10,084)	(261,132)

Net increase	25,528	$651,910	64,185	$1,664,130

Class C
Sold	47,696	$1,199,645	24,310	$627,881
Dividends and/or distributions reinvested	—	—	303	7,617
Redeemed	(14,064)	(355,315)	(1,246)	(32,277)

Net increase	33,632	$844,330	23,367	$603,221

Class I
Sold	146,782	$3,738,910	1,752,780	$45,944,775
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(110,081)	(2,807,608)	(5,758)	(149,929)

Net increase	36,701	$931,302	1,747,022	$45,794,846

47        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended November 29, 2013		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount

Class Y
Sold	4,315	$109,317	1,782,576	$45,381,075
Dividends and/or distributions reinvested	—	—	8	203
Redeemed	(451)	(11,388)	(1,769,826)	(46,109,609)

Net increase (decrease)	3,864	$97,929	12,758	$(728,331)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended November 29, 2013 were as follows:

	Purchases	Sales

Investment securities	$14,673,895	$17,852,665
To Be Announced (TBA) mortgage-related securities	—	1,631,535

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Manager also provides investment management related services to the Subsidiary.

The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

48        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at September 30, 2013 were as follows:

Class C	$5,047

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

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5. Fees and Other Transactions with Affiliates (Continued)

The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 29, 2013	$2,565	$250	$104

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended November 29, 2013, this waiver reduced the Fund’s management fee by $14,797.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the six months ended November 29, 2013, the Manager waived fees and/or reimbursed the Fund $4,311 and $1,131 for Class C and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and the Master Fund. During the six months ended November 29, 2013, the Manager waived fees and/or reimbursed the Fund $13,590 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, I and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended November 29, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class C	$24

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

During the six months ended November 29, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $6,805,897 and $10,160,541, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $22,471,517 and $12,287,911 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $96,800 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $1,217,629 and $387,755 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended November 29, 2013 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of May 31, 2013	445,560,080	$694,572	445,560,360	$2,465,804
Options written	3,202,550,676	6,379,175	3,202,550,338	658,006
Options closed or expired	(2,117,620,263)	(349,514)	(1,530,490,623)	2,790,338)
Options exercised	(1,530,490,266)	(4,026,623)	(2,117,620,000)	(323,197)

Options outstanding as of November 29, 2013	227	$2,697,610	75	$10,275

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the six months ended November 29, 2013, the Fund had ending monthly average notional amounts of $8,100,000 and $6,570,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended November 29, 2013, the Fund had ending monthly average notional amounts of $53,563,877 and $7,606,033 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended November 29, 2013, the Fund had ending monthly average notional amounts of $26,329,763 and $23,515,777 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended November 29, 2013, the Fund had ending monthly average notional amounts of $53,312 and $52,416 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 29, 2013, the Fund has required certain counterparties to post collateral of $270,021.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

60        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at November 29, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America Merrill Lynch	$3,269	$(3,269)	$—	$—	$—
BNP Paribas	71,987	(71,987)	—	—	—
Citibank NA	42,628	(25,112)	—	—	17,516
Deutsche Bank Securities, Inc.	103,238	(62,025)	—	—	41,213
Goldman Sachs Group, Inc. (The)	920,769	(920,769)	—	—	—
JPMorgan Chase Bank NA	321,966	(180,597)	(141,369)	—	—
Morgan Stanley Capital Services, Inc.	270	(270)	—	—	—
Royal Bank of Scotland plc (The)	5,231	(5,231)	—	—	—

Total	$1,469,358	$(1,269,260)	$(141,369)	$—	$58,729

61        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Undaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by Fund at November 29, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America Merrill Lynch	$(229,690)	$3,269	$—	$226,421	$—
BNP Paribas	(99,049)	71,987	—	—	(27,062)
Citibank NA	(25,112)	25,112	—	—	—
Credit Suisse International	(120,117)	—	—	—	(120,117)
Deutsche Bank Securities, Inc.	(62,025)	62,025	—	—	—
Goldman Sachs Group, Inc. (The)	(4,003,111)	920,769	1,355,726	357,000	(1,369,616)
Goldman Sachs and Co.	(2,809)	—	—	—	(2,809)
Goldman Sachs USA	(7,207)	—	—	—	(7,207)
JPMorgan Chase Bank NA	(180,597)	180,597	—	—	—
Morgan Stanley Capital Services, Inc.	(13,288)	270	—	—	(13,018)
Royal Bank of Scotland plc (The)	(26,081)	5,231	—	—	(20,850)

	$(4,769,086)	$1,269,260	$1,355,726	$583,421	$(1,560,679)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

62        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of November 29, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$308,010		Swaps, at value	$378,793
Equity contracts	Swaps, at value	612,697		Swaps, at value	737,725
Volatility contracts	Swaps, at value	394,570		Swaps, at value	437,385
Commodity contracts	Variation margin receivable	15,192	*	Variation margin payable	16,039*
Equity contracts	Variation margin receivable	43,225	*	Variation margin payable	6,053*
Interest rate contracts	Variation margin receivable	858	*	Variation margin payable	122,320*
Volatility contracts				Variation margin payable	2,600*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	154,081		Unrealized depreciation on foreign currency exchange contracts	108,746
Equity contracts				Options written, at value	3,106,437

Total		$1,528,633			$4,916,098

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap Contracts	Total
Credit contracts	$—	$—	$—	$—	$(633)	$(633)
Commodity contracts	—	—	(157,466)	—	—	(157,466)
Equity contracts	(919,808)	(318,122)	860,880	—	(37,448)	(414,498)
Foreign exchange contracts	640,452	641,623	—	(1,373,589)	—	(91,514)
Interest rate contracts	—	—	36,039	—	(617,140)	(581,101)
Volatility contracts	—	—	(21,418)	—	1,487,139	1,465,721

Total	$(279,356)	$323,501	$718,035	$(1,373,589)	$831,918	$220,509

* Includes purchased option contracts, purchased swaption contracts, written option contracts and written swaption contracts exercised, if any.

63        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$(14,618)	$—	$—	$(14,618)
Credit contracts	—	—	—	—	(39,888)	(39,888)
Equity contracts	122,886	(327,180)	1,176,298	—	65,736	1,037,740
Foreign exchange contracts	—	7,797	—	276,954	—	284,751
Interest rate contracts	—	—	(70,269)	—	(1,734)	(72,003)
Volatility contracts	—	—	8,369	—	(80,359)	(71,990)

Total	$122,886	$(319,383)	$1,099,780	$276,954	$(56,245)	$1,123,992

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities

64        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

7. Pending Litigation (Continued)

laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

65        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

66        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail multialternative funds. The Board noted that the Fund’s one-year and five-year performance was better than its category median, while its three-year performance was equal to its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multialternative funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends ties to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares and 1.00% for Class I shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the prospectus, unless approved by the Board. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability

67        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

68        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Global Multi Strategies Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	2,460,068	7,354
David K. Downes	2,460,068	7,354
Matthew P. Fink	2,460,068	7,354
Edmund Giambastiani, Jr.	2,460,068	7,354
Phillip A. Griffiths	2,460,068	7,354
Mary F. Miller	2,460,068	7,354
Joel W. Motley	2,460,068	7,354
Joanne Pace.	2,460,068	7,354
Mary Ann Tynan	2,460,068	7,354
Joseph M. Wikler	2,460,068	7,354
Peter I. Wold	2,460,068	7,354
William F. Glavin, Jr.	2,460,068	7,354

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
2,439,725	0	13,332

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
2,439,725	0	13,332

2c-1: Proposal to remove the fundamental policy relating to diversification of investments
For	Against	Abstain
2,439,725	0	13,332

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
2,439,725	0	13,332

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
2,439,725	0	13,332

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
2,439,725	0	13,332

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
2,439,725	0	13,332

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For	Against	Abstain
2,439,725	0	13,332

69        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

SPECIAL SHAREHOLDER MEETING Unaudited / Continued

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.
For	Against	Abstain
2,439,725	0	13,332

70        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

71        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Caleb Wong, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

72        OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0853.001.1113 January 24, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014